EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Bruggeworth, President and Chief Executive Officer of Qorvo, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)    the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended July 1, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT A. BRUGGEWORTH
Robert A. Bruggeworth
President and Chief Executive Officer

August 3, 2023